UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                                 CURRENT REPORT

                            PURSUANT TO SECTION 14(C)
                                     of the

                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 1, 2003

                       WORLDWIDE HOLDINGS DELAWARE, CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


        98159N 10 2                                     87-0453832
       -------------                      ------------------------------------
       (CUSIP Number)                     (IRS Employer Identification Number)


                        c/o Martin H. Wozniak, President
              2121 W. Army Trail Road, Suite 105, Addison, IL 60101
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (630) 705-1696
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                        We Are Not Asking You For a Proxy
                                       AND
                    You Are Requested Not to Send Us A Proxy


Check the appropriate box:
         [ X]     Preliminary Information Statement
         [  ]     Confidential, for Use of the Commission Only (as permitted by
                  Rule 14c-5(d)(2)
         [  ]     Definitive Information Statement

                               -------------------
                        Worldwide Holdings Delaware, Corp
                (Name of Registrant as Specified in its Charter)
                              --------------------

               Payment of Filing Fee (Check the appropriate box):

         [X] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14(c)-5(g) and 0-11. 1) Title of each class of securities to which transaction applies:
                  2) Aggregate number of securities to which transaction applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 0
                  4) Proposed maximum aggregate value of transaction: 0 5) Total fee paid:

         [  ]     Fee paid previously with preliminary materials.
         [  ]     Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                  1) Amount Previously Paid: 2) Form, Schedule or Registration
                  No.: 3) Filing Party:
                  4) Date Filed

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                       Notice of Action by Written Consent
                  of a Majority of the Outstanding Common Stock
                          to be taken on June 30, 2003

To the Stockholders of Worldwide Holdings, Delaware, Corp. ("TRSG" and/or the "Company"):

Notice is hereby given that upon Written Consent by the holder of a majority of the outstanding shares of common stock of Worldwide Holdings Delaware, Corp. (the "Company"), the Company intends to Amend its Articles of Incorporation to increase the number of authorized $0.001 per value shares of the common stock of the Company from two billion (2,000,000,000) to ten billion (10,000,000,0000). The change will be effective on or about August 2, 2003.

Only stockholders of record at the close of business on July 1, 2003 shall be given Notice of the Action by Written Consent. The Company will not solicit proxies.





                                        By Order of the Board of Directors


                                        /s/ Martin H. Wozniak
                                        ----------------------------
                                        Martin H. Wozniak, President








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

This information statement is being furnished to all holders of the common stock of the Company in connection with the Action by Written Consent to amend the Company's Articles of Incorporation.


                                     ITEM 1.

                              INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock of Worldwide Holdings Delaware, Corp., a Delaware Corporation ("Worldwide"), in connection with resolutions of the Board of Directors and the written consent of holders of in excess of 50% of the common stock of Worldwide providing for an amendment to Worldwide 's Articles of Incorporation increasing Worldwide's authorized common shares from 2,000,000,000 shares of $0.001 par value common stock to 10,000,000,000 shares of $0.001 par value common stock.

The Board of Directors and a person owning the majority of the outstanding voting securities of Worldwide have unanimously adopted, ratified and approved resolutions to effect the recapitalization. No other votes are required or necessary. See the caption "Vote Required for Approval," below. The Amendment will be filed and became effective on August 2, 2003.

The authorized shares of Worldwide are being increased so that there are sufficient shares available to allow the Company flexibility in its ability to issue shares to raise capital or to acquire additional properties or businesses. The Company has no definitive plans at the present to issue any of the additional 8,000,000,000 shares being authorized by the amendment to its Articles of Incorporation, However, should an opportunity arise to raise additional capital or to make an acquisition which the Board of Directors determine may be beneficial to the Company, the additional shares may be used for that purpose.

The Form 10-QSB filed by Worldwide with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission's web site at www.sec.gov in the Edgar Archives. Worldwide is presently "current" in the filing of all reports required to be filed by it. See the caption "Additional Information," below.

This information statement is being furnished to all holders of the common stock of Worldwide Holdings Delaware, Corp., a Delaware Corporation ("Worldwide") in connection with resolutions of the Board of Directors and the written consent of a holder of in excess of 50% of the common stock of Worldwide providing for an amendment to Worldwide's Articles of Incorporation to authorize an increase in the 0.001 par value common stock of Worldwide from two billion to ten billion shares. This action is being taken to facilitate and reflect the business operations of the Company.

                         DISSENTER'S RIGHTS OF APPRAISAL

The General Corporation Law of the State of Delaware ("the Delaware Law") does not provide for dissenter's rights of appraisal in connection with the Recapitalization.



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


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on July 1, 2003 as the record date for the determination of the common shareholders entitled to notice of proposed action by written consent.

At the record date, the Company had outstanding 553,044,566 shares of $0.001 par value common stock. One shareholder holds a controlling interest of ninety and 4/10th's (90.409%) shares of the $0.001 par value common stock of the Company as of the record date, representing more than a majority of the company's outstanding common stock. The shareholder, Martin H. Wozniak has consented to the action required to effect the proposed amendment to the Company's Articles of Incorporation. This consent will be sufficient, without any further action, to provide the necessary stockholder approval of the action.

                   SECURITY OWNERSHIP OF EXECUTIVE OFFICERS,
                    DIRECTORS AND FIVE PERCENT STOCKHOLDERS

The following table sets forth information about the beneficial ownership of the Company's Common Stock, (no shares of preferred stock are outstanding) as of July 1, 2003 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each of the Company's named Executive Officers and Directors; and (iii) all Directors and Executive Officers as a group:

Title of Class    Name and Address of Beneficial    Amount and nature of             Percent of Class
                  Ownership                         Beneficial Ownership
Common            Martin H. Wozniak                    500,000,000                        90.409%
Stock             2110 North Avenue
                  Waukegan, IL  60087

As of July 1, 2003, the Company had 553,044,556 shares of its common voting stock issued and outstanding.

                           VOTE REQUIRED FOR APPROVAL

Section 228 of the Delaware corporation laws provides that any action required to be taken at a special or annual meeting of the stockholders of a Delaware corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power. The Shareholders of Worldwide owning a majority in excess of 50% of Worldwide's issued and outstanding common stock, have executed and approved the Shareholders' Consent Letter authorizing the replacement of Worldwide's current Board of Directors and executive officers (See the heading "Voting Securities and Principal Holders Thereof" above). No further votes are required or necessary to effect the proposed amendment.

The securities that would have been entitled to vote if a meeting was required to be held to amend the Company's Articles of Incorporation consist of issued and outstanding shares of the Company's $0.001 par value common voting stock outstanding on July 1, 2003 the record date for determining shareholders who would have been entitled to notice of and to vote on the proposed amendment to Worldwide's Articles of Incorporation.



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

                                     ITEM 2.

                    STATEMENT THAT PROXIES ARE NOT SOLICITED

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                     ITEM 3.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to Worldwide's Articles of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

                             ADDITIONAL INFORMATION

Additional information concerning Worldwide , including its Form 10-SB initial registration statement and quarterly reports on Form 10-QSB for the past two quarters, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov.


Dated: July 2, 2003

                                      By Order of the Board of Directors



                                       /s/ Martin H. Wozniak
                                       ----------------------------
                                       Martin H. Wozniak, President







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


                                    Exhibit A


                             SHAREHOLDER CONSENT TO
                           ACTION WITHOUT A MEETING OF
                        WORLDWIDE HOLDINGS DELAWARE,CORP.

Pursuant to Section 228 of the Delaware corporation laws, the undersigned, representing in excess of fifty percent (50%) of the current shareholders of Worldwide Holdings Delaware, Corp. (the "Company") as of July 1, 2003, hereby unanimously consent to and authorize the following action to be effective at such date as shall be determined by the Board of Directors of TRSG.;

WHEREAS, the Board of Directors has determined it to be in the best interest of the corporation to increase the company's outstanding common shares from 2,000,000,000 to 10,000,000,000; and

WHEREAS, it is the desire of the undersigned shareholder to increase the authorized shares as aforesaid.

NOW THEREFORE BE IT RESOLVED, that the undersigned Majority Shareholder hereby approves and consents to the effecting, by the Board of Directors of the Corporation, the increase in the authorized shares from 2,000,000,000 to 10,000,000,000, as described above; and

FURTHER RESOLVED, that the undersigned shareholder consents to all necessary actions of the Board of Directors of the Company necessary to effectuate the intent of this Resolution and that, under the direction of the Board of Directors, the appropriate officers of the Company are authorized, empowered and directed, in the name of and on behalf of the Shareholder, to execute and deliver all such documents, schedules, instruments and certificates, to make all such payments or perform all such acts and things, and to execute and deliver all such other documents as may be necessary from time to time in order to carry out the purpose and intent of these resolutions; and that all of the acts and doings of any of such officers that are consistent with the purposes of these resolutions are hereby authorized, approved, ratified and confirmed in all respects.




The Majority Shareholders                              Number of Shares

Martin H. Wozniak                                      500,000,000

/s/ Martin H. Wozniak
---------------------


Dated: July 2, 2003

                                   Exhibit "A"

                                STATE of DELAWARE
                           CERTIFICATE of AMENDMENT of
                          CERTIFICATE of INCORPORATION


First: That at a meeting of the Board of Directors of Worldwide Holdings Delaware, Corp, a resolution was duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and resulting in the entry of Shareholder Consent to Action without a Meeting by the ninety percent shareholder of said corporation approving the proposed action. The resolution setting forth the proposed amendment is as follows:

Resolved, That the following amendment increasing the authorized common stock from 2,000,000,000 to 10,000,000,000 shares was adopted.

Second: The necessary number of shares as required by statute were voted in favor of the amendment.

Third: That the said amendment was duly adopted in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

Fourth: That the capital of said corporation shall not be reduced under or by reason of said amendment.

                                                        BY: Martin H. Wozniak
                                                        Martin H. Wozniak
                                                        President

State of Illinois           )
                            )ss.
County of DuPage            )


On the 2nd day of July, 2003, personally appeared before me Martin H. Wozniak who, being duly sworn, deposed and stated that he is the President of Worldwide Holdings Delaware, Corp and that he executed the above Certificate of Amendment of Certificated of Incorporation as President of the said corporation pursuant to a duly adopted resolution of the Board of Directors of the said corporation and a duly adopted consent of the majority shareholder of the corporation

Dated this 2nd day of July, 2003
                                             ----------------------------------
My Commission Expires:                                            Notary Public




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